Exhibit 99.1

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Sapphire Industrials Corp.:

We have audited the accompanying balance sheets of Sapphire Industrials Corp. (a corporation in the development stage) (the “Company”) as of January 24, 2008 and December 31, 2007, and the related statements of operations, cash flows and stockholders’ equity for the periods from January 1, 2008 to January 24, 2008, September 27, 2007 (date of inception) to December 31, 2007 and September 27, 2007 (date of inception) to January 24, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of January 24, 2008 and December 31, 2007, and the results of its operations and its cash flows for the period from January 1, 2008 to January 24, 2008, September 27, 2007 (date of inception) to December 31, 2007 and September 27, 2007 (date of inception) to January 24, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company will only continue in existence for a specified period if a business combination is not consummated.

/s/ Deloitte & Touche LLP

New York, New York

January 28, 2008

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

BALANCE SHEETS

	January 24, 2008	December 31, 2007
ASSETS
Current Assets:
Cash and cash equivalents	$1,461,234	$71,053
Cash and cash equivalents held in trust	790,198,716	—
Investment in U.S. Treasury securities held in trust	9,451,284	—
Interest receivable	210	311
Deferred offering costs	—	1,359,131
Other assets	31,733	—
Deferred taxes	2,231	—

Total Assets	$801,145,408	$1,430,495

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Deferred underwriting fee	$31,800,000	—
Accrued expenses	1,680,988	$1,187,119
Note payable, stockholder	—	100,000

Total current liabilities	33,480,988	1,287,119

Common Stock Subject to Possible Conversion (26,663,999 shares, at conversion value, at January 24, 2008)	266,523,335	—

Commitment

Stockholders’ Equity:
Preferred stock, $0.001 par value per share (1,000,000 shares authorized; none issued or outstanding)	—	—
Common stock, $0.001 par value per share (600,000,000 shares authorized; 103,000,000 and 23,000,000 shares issued and outstanding at January 24, 2008 and December 31, 2007, respectively) (which, at January 24, 2008, includes 26,663,999 common shares subject to possible conversion)(*)	103,000	23,000
Additional paid-in capital(*)	501,042,415	120,750
Deficit accumulated during the development stage	(4,330)	(374)

Total Stockholders’ Equity	501,141,085	143,376

Total Liabilities and Stockholders’ Equity	$801,145,408	$1,430,495

(*)	Common stock and additional paid-in capital are retroactively adjusted as of December 31, 2007 to reflect the impact of a 1.6 for 1 split of Founder Units on January 17, 2008 - see Note 6.

See Notes to Financial Statements.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENTS OF OPERATIONS

	January 1, 2008 to January 24, 2008	September 27, 2007 (Date of Inception) to December 31, 2007	September 27, 2007 (Date of Inception) to January 24, 2008
Revenue:

Interest income	$ 210	$1,358	$ 1,568

Expenses:

Formation and other costs	6,167	832	6,999

Interest expense	230	900	1,130

Total expenses	6,397	1,732	8,129

Loss Before Income Taxes	(6,187)	(374)	(6,561)

Income Taxes (Benefit)	(2,231)	—	(2,231)

Net Loss	$(3,956)	$ (374)	$(4,330)

Net Loss Per Share(*):

Weighted average shares outstanding, basic and diluted	46,333,333	23,000,000	27,666,667

Net loss per share, basic and diluted	$0.00	$0.00	$0.00

(*)	Weighted average number of shares and net loss per share amounts are retroactively adjusted to reflect the impact of a 1.6 to 1 split of Founder Units on January 17, 2008 - see Note 6.

See Notes to Financial Statements.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENTS OF CASH FLOWS

	January 1, 2008 to January 24, 2008	September 27, 2007 (Date of Inception) to December 31, 2007	September 27, 2007 (Date of Inception) to January 24, 2008
Cash Flows Used In Operating Activities:
Net loss	$(3,956)	$(374)	$(4,330)
Adjustments to reconcile net loss to net cash used in operating activities:
Non cash charge included in net income—deferred taxes	(2,231)	—	(2,231)
Decrease (increase) in interest receivable	101	(311)	(210)
Decrease (increase) in deferred offering costs	—	(173,744)	(173,744)
Increase in other assets	(31,733)	—	(31,733)
Increase in accrued expenses	3,000	1,732	4,732

Net Cash Used In Operating Activities	(34,819)	(172,697)	(207,516)

Cash Flows Used In Investing Activities:
Cash and cash equivalents held in trust	(790,198,716)	—	(790,198,716)
Investment in U.S. Treasury securities held in trust	(9,451,284)	—	(9,451,284)

Net Cash Used In Investing Activities	(799,650,000)	—	(799,650,000)

Cash Flows From Financing Activities:
Proceeds from sale of Founder Units	—	143,750	143,750
Proceeds from note payable	—	100,000	100,000
Repayment of note payable	(100,000)	—	(100,000)
Proceeds from Public Offering, net of estimated expenses of $11,325,000	788,675,000	—	788,675,000
Proceeds from issuance of Insider Warrants	12,500,000	—	12,500,000

Net Cash Provided By Financing Activities	801,075,000	243,750	801,318,750

Net Increase In Cash	1,390,181	71,053	1,461,234
Cash And Cash Equivalents At Beginning Of Period	71,053	—	—

Cash And Cash Equivalents At End Of Period	$1,461,234	$71,053	$1,461,234

Supplemental Disclosure Of Non-Cash Financing Activities:
Deferred underwriting fee included in additional paid-in capital	$31,800,000	$—	$31,800,000

Deferred offering costs included in accrued expenses	$—	$1,185,387	$—

Supplemental Disclosure Of Cash Flow Information:
Interest paid	$1,130	$—	$1,130

See Notes to Financial Statements.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock(*)		Additional Paid-in Capital (*)	Deficit Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
Balance at September 27, 2007 (date of inception)	—	$—	$—	$—	$—
Proceeds from issuance of Founder Units to Initial Stockholders	23,000,000	23,000	120,750		143,750
Net loss				$(374)	(374)

Balance at December 31, 2007	23,000,000	23,000	120,750	(374)	143,376
Proceeds from issuance of Insider Warrants			12,500,000		12,500,000
Net proceeds from issuance of Units in Public Offering (which includes 26,663,999 shares of common stock subject to possible conversion)	80,000,000	80,000	754,945,000		755,025,000
Less 26,663,999 shares of common stock subject to possible conversion			(266,523,335)		(266,523,335)
Net loss				(3,956)	(3,956)

Balance at January 24, 2008	103,000,000	$103,000	$501,042,415	$(4,330)	$501,141,085

(*)	Common stock and additional paid-in capital as of December 31, 2007 are retroactively adjusted to reflect the impact of a 1.6 for 1 split of Founder Units on January 17, 2008 – see Note 6.

See Notes to Financial Statements.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS OPERATIONS

Sapphire Industrials Corp. (the “Company”) was incorporated in Delaware on September 27, 2007 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more operating businesses. The Company is considered in the development stage and is subject to the risks associated with development stage companies.

At January 24, 2008, the Company had not yet commenced any business operations. All activity through January 24, 2008 relates to the Company’s formation and its initial public offering (the “Public Offering”) and financing transaction (the “Financing Transaction”) described in Note 2. The Company has selected December 31 as its fiscal year-end.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Financing Transaction, although substantially all of the net proceeds of the Public Offering and the Financing Transaction are intended to be applied toward consummating a business combination with an operating business or businesses (the “Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Public Offering and the Financing Transaction, management placed substantially all of the net proceeds in a trust account (the “Trust Account”) that is required to be invested in money market funds that invest principally in either (i) short-term securities issued or guaranteed by the United States having a rating in the highest investment category granted thereby a recognized credit rating agency at the time of acquisition or in (ii) tax exempt municipal bonds issued by governmental entities located within the United States. In addition, the Company is permitted to invest up to $10,000,000 in U.S. Treasury securities.

At January 24, 2008, the Trust Account assets have been invested in money market funds ($790,198,716) and in U.S. Treasury securities ($9,451,284) and are reflected as “Cash And Cash Equivalents Held In Trust” and “Investment in U.S. Treasury Securities Held In Trust,” respectively, in the accompanying balance sheet as of that date. Until the earlier of (i) the consummation of the Business Combination or (ii) liquidation of the Company, the remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $6,000,000 of interest earned on the Trust Account balance may be released to the Company to fund our expenses and other working capital requirements and additional amounts may be released to the Company as necessary to satisfy tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business or businesses, will be required to submit such transaction for stockholder approval. In the event that less than a majority of the public stockholders voting at a meeting called for stockholders’ approval of the Business Combination vote in favor of the Business Combination or stockholders owning 33.33% or more of the shares sold in the Public Offering vote against the Business Combination and exercise their conversion rights (calculated on a cumulative basis with stockholders who exercise their conversion rights with respect to their shares in connection with any extension of the Company’s corporate existence to up to 36 months) described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Public Offering, which includes all of the officers and directors of the Company and Lazard Funding Limited LLC (“Lazard Funding”) ( collectively the “Initial Stockholders”), purchased founder units (the “Founder Units”), which each consist of one share of the Company’s common stock (“Common Stock”) and one common stock purchase warrant (“Founder Warrants”). Lazard Funding is a wholly-owned subsidiary of Lazard Group LLC (“Lazard Group”). Lazard Group is an indirect subsidiary of Lazard Ltd (together with Lazard Funding and Lazard Group, referred to as “Lazard”). Lazard Ltd is a preeminent international financial advisory and asset management firm, and its shares of Class A common stock are traded on the New York Stock Exchange.

The Founder Warrants each entitle the holder to purchase from the Company one share of Common Stock at an exercise price of $7.50 per share and become exercisable after the consummation of a Business Combination

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS—(Continued)

if and when the sales price of the Common Stock exceeds a specified price level. The Founder Warrants, which expire on January 17, 2013, are subject to certain transfer restrictions, cannot be redeemed by the Company while they are owned by the Initial Stockholders or their permitted transferees, and, in the event of a liquidation as described below, the Founder Warrants will not participate in any distributions from the Trust Account and will expire worthless. The Initial Stockholders have agreed to vote the shares of Common Stock included in their Founder Units (“Founder Shares”), in accordance with the majority of the shares of Common Stock voted by the public stockholders with respect to any Business Combination. On all other matters other than an extension of the Company’s existence and in any case after consummation of a Business Combination, these voting safeguards will no longer be applicable and the Initial Stockholders will be able to vote their Founder Shares independently of the public stockholders. See Note 6 below for additional information regarding Founder Units.

Any public stockholder who votes against a Business Combination or an extension of the Company’s existence that is approved and consummated may demand at the time of such vote that the Company convert his or her shares into a pro rata share of the Trust Account. Accordingly, public stockholders holding up to 33.33% less one share of the aggregate number of shares owned by all public stockholders, cumulative with holders expressing conversion rights with respect to an extension of the Company’s existence to up to 36 months, may seek conversion of their shares in the event of a Business Combination. If such Business Combination or extension of the Company’s existence occurs, such public stockholders are entitled to receive their per-share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. In this respect, $266,523,335 has been classified as “Common Stock Subject To Possible Conversion” in the accompanying Balance Sheet at January 24, 2008.

The Company’s amended and restated certificate of incorporation provides that the Company will continue in existence until 24 months from the effective date of the registration statement governing the Public Offering, and, unless the Company has completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purpose of winding up its affairs. However, if the Company has entered into a definitive agreement relating to a Business Combination within 24 months following the consummation of the Public Offering, and if the Company anticipates that it may not be able to consummate such Business Combination within the 24-month period, the Company may seek up to a 12-month extension to complete the Business Combination by calling a special (or annual) meeting of its stockholders for the purpose of soliciting their approval for such extension. In connection with the vote required for any such extension, the Initial Stockholders have agreed to vote their Founder Shares in accordance with the majority of the shares of Common Stock voted by the public stockholders. This voting arrangement does not apply to shares included in units purchased by Lazard and any other Initial Stockholder in the Public Offering or in the open market subsequent to the Public Offering (see Note 2 below), with respect to which Lazard and the other Initial Stockholders have agreed to vote all such shares (other than Founder Shares) in favor of both a Business Combination and an extension of the Company’s corporate existence to up to 36 months. Any public stockholders voting against the proposed extension will be eligible at the time of such vote to elect to convert their shares into a pro rata share of the Trust Account if the Company effects the extension. However, the Company will not effect the extension if a majority of the outstanding shares of Common Stock are not voted in favor of the extension or if 33.33% or more of the shares sold in the Public Offering vote against the proposed extension and elect to convert their shares into their pro rata share of the Trust Account.

Upon dissolution, the Company will distribute to all of the public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the Trust Account, inclusive of any interest, plus any remaining net assets. Pursuant to letter agreements the Initial Stockholders have entered into with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Founder Units upon the Company’s liquidation.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Cash Equivalents and Concentration of Credit Risk — The Company considers all highly liquid investments with an original maturity of three months or less when purchased, to be cash equivalents. The Company maintains its cash and cash equivalents held in trust with a financial institution with high credit ratings. The Company also maintains its non-trust cash in an uninsured brokerage account with a Lazard-affiliated entity. The Company has not experienced any losses in these accounts.

U.S. Treasury Securities Held In Trust — are considered “held-to-maturity” investments and are recorded at amortized cost and have a maturity of January 31, 2009.

Deferred Offering Costs — Deferred offering costs consist of printing, legal and professional fees and various regulatory filing fees and other costs that are directly related to the Public Offering and were charged to “Additional Paid-In Capital” upon the closing of the Public Offering. Such offering costs that were not yet paid at the time of the Public Offering are included within “Accrued Expenses” in the accompanying Balance Sheets.

Deferred Income Taxes — Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. See Note 4 below for additional information relating to deferred income taxes.

Deferred Underwriting Fee — Represents the portion of the underwriter’s fee payable only upon consummation of a Business Combination (see Note 2 below).

Net Loss Per Share — Basic net loss per share is computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period.

Diluted net loss per share is computed by dividing net loss per share by the weighted average number of shares of Common Stock outstanding, plus to the extent dilutive, the incremental number of shares of Common Stock to settle outstanding common stock purchase warrants, as calculated using the treasury stock method. During the periods ended January 24, 2008 and December 31, 2007, the outstanding common stock purchase warrants were antidilutive and consequently the effect of their conversion into shares of Common Stock has been excluded from the calculation of diluted net loss per share.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could materially differ from those estimates.

New Accounting Pronouncements — Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2. PUBLIC OFFERING AND FINANCING TRANSACTION

Pursuant to a Registration Statement on Form S-1 declared effective by the SEC on January 17, 2008, (the “Registration Statement”), the Company sold in its Public Offering 80,000,000 units (“Units”), with each Unit comprised of one share of Common Stock and one Redeemable Common Stock Purchase Warrant (“Offering

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Warrant”), at a price of 10.00 per Unit. Gross proceeds from the Public Offering of $800,000,000 less current underwriting fees of $11,325,000 represent $788,675,000 in net proceeds to the Company, prior to other offering expenses, with such other offering expenses currently estimated to be approximately $1,850,000. Total underwriting fees related to the Public Offering aggregate $43,125,000, with $11,325,000 payable on closing of the Public Offering and $31,800,000 only payable upon the consummation of a Business Combination. If a Business Combination is not consummated, the deferred underwriting fee will not be paid to the underwriter. The agreement with the underwriter relating to the Public Offering also granted the underwriter an over-allotment option exercisable through February 23, 2008 to purchase an additional 12,000,000 Units at the public offering price of $10.00 per Unit, less an underwriting discount. As of January 24, 2008 the over-allotment option has not yet been exercised.

Lazard has purchased 5,000,000 Units of the 80,000,000 Units sold in the Public Offering at a price equal to the Public Offering price of $10.00 per Unit and, subject to certain exceptions, has agreed that it will not sell or transfer such Units until 180 days after the closing of a Business Combination.

Each Offering Warrant entitles the holder to purchase from the Company one share of Common Stock at an exercise price of $7.00 commencing the later of the completion of a Business Combination and January 17, 2009. There will be no distribution from the Trust Account with respect to the Offering Warrants in the event of a liquidation as described in Note 1 above. Offering Warrants not exercised prior to liquidation or January 17, 2012, the date of expiration, will expire worthless. The Company may call the Offering Warrants for redemption under certain circumstances, which includes during periods when the sales price of the Common Stock exceeds specified price levels. In that event, holders of the Offering Warrants may elect to exercise their Offering Warrants prior to the scheduled redemption date, however the Company has the option to require all holders who elect to exercise their Offering Warrants, do so on a “cashless basis”.

Additionally, the Company completed the Financing Transaction whereby it sold a total of 12,500,000 warrants (“Insider Warrants”), at $1.00 per Insider Warrant in a private placement transaction that took place simultaneously with the consummation of the Public Offering. The Insider Warrants, as well as a majority of the Founder Units, were purchased by Lazard.

The Insider Warrants are identical to the Offering Warrants described above, except that the Insider Warrants have an exercise price of $7.50 per share, cannot be redeemed by the Company while they are owned by Lazard or its permitted transferees and may be exercised even if a registration statement registering the underlying Common Stock is not effective. Both the Offering Warrants and the Insider Warrants are recorded in “Additional Paid-In-Capital” because in no event will the exercise of a warrant result in the holder of a warrant being entitled to receive a net cash settlement or other consideration in lieu of physical settlement in shares of Common Stock. Lazard has agreed that, subject to certain exceptions, it will not sell or transfer the Insider Warrants until 90 days after consummation of a Business Combination.

As described in Note 1 above, all of the proceeds from the sale of the Insider Warrants have been placed in the Trust Account, along with substantially all of the proceeds from the Public Offering, and will be held there until the completion of a Business Combination or liquidation of the Company. If the Company does not complete a Business Combination and is forced to liquidate, the $12,500,000 of proceeds from the sale of the Insider Warrants will become part of the distribution to our public stockholders and the Insider Warrants will expire worthless.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Pursuant to agreements signed on the effective date of the Public Offering, the Initial Stockholders and the holder of the Insider Warrants are entitled to registration rights with respect to their Founder Units and Insider Warrants (or the underlying securities) as well as certain other securities owned or acquired by the Initial Stockholders. In addition, the Initial Stockholders and holder of the Insider Warrants (or the underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

In addition, Lazard entered into an agreement with the underwriter pursuant to which it will place limit orders for up to $37,500,000 of the Company’s Common Stock commencing two business days after the Company files a proxy statement relating to the Business Combination and ending on the business day immediately preceding the record date for the meeting of stockholders at which such Business Combination is to be approved, or earlier in certain circumstances. The limit orders require Lazard to purchase any of the Company’s shares of Common Stock offered for sale at or below a price equal to the per share value of the Trust Account as of the date of the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, filed prior to such purchase. Lazard will not be permitted to exercise conversion rights with respect to these shares but it will participate in any liquidation distribution with respect to any shares of Common Stock purchased pursuant to such limit orders. Lazard has agreed to vote all shares of Common Stock purchased pursuant to such limit orders in favor of a Business Combination and in favor of an extension of the Company’s corporate existence.

3. NOTE PAYABLE, STOCKHOLDER

The Company issued an unsecured promissory note in an aggregate principal amount of $100,000 to Lazard Funding on October 1, 2007. The note bore interest at a rate of 3.60% per annum and was payable on the earlier of April 1, 2008 or seven days following the closing of the Public Offering. Due to the short-term nature of the note, the fair value of the note approximated its carrying amount. On January 24, 2008 the promissory note was prepaid by the Company.

4. INCOME TAXES

Components of the Company’s deferred tax assets are as follows:

	As Of January 24, 2008	As Of December 31, 2007
Net operating loss carry forward	$2,231	$ 127
Less — valuation allowance	—	127

Total	$2,231	$ —

As of December 31, 2007, management has recorded a full valuation allowance against its deferred tax assets because it does not believe it is more likely than not that sufficient taxable income will be generated.

The Company’s income tax benefit as reflected on the accompanying Statements of Operations are comprised of deferred federal income taxes. The effective tax rates differs from the statutory rate of 34% due to the establishment of the valuation allowance in the period ended December 31, 2007 and the reversal of such valuation allowance in the 2008 period.

SAPPHIRE INDUSTRIALS CORP.

(A CORPORATION IN THE DEVELOPMENT STAGE)

NOTES TO FINANCIAL STATEMENTS—(Continued)

5. COMMITMENT

The Company presently occupies certain office space provided by Lazard. Lazard has agreed to make such office space, including conference rooms in New York City, and administrative services available to the Company, until a Business Combination is consummated or the Company liquidates. The Company has agreed to pay Lazard $15,000 per month for such services commencing on the effective date of the Registration Statement. As of January 24, 2008, the Company has accrued $3,500 with respect to this commitment, with such amount included within “Accrued Expenses” in the accompanying balance date as of that date.

6. EQUITY SECURITIES

Founder Units–As of January 24, 2008 the Company has issued and outstanding 23,000,000 Founder Units, with such number of Founder Units giving effect to a 1.6 to 1 split of the Units that occurred on January 17, 2008. The split was effected in order to ensure that the Founder Units comprise 20% of the outstanding Units immediately following the Public Offering, and assumed that the underwriter exercises its over-allotment option in full. Should the underwriter not exercise in full the over-allotment option, the Company will redeem up to 3,000,000 Founder Units at $0.00625 per unit.

The Founder Warrants are recorded within “Additional Paid-In Capital” because in no event will the registered holder of a warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in shares of Common Stock, even if the Common Stock underlying the Founder Warrants is not covered by an effective registration statement.

Common Stock–On January 17, 2008, the Company amended and restated its certificate of incorporation to increase the number of authorized shares of Common Stock to 600,000,000 from 300,000,000. The Company retained the $0.001 par value per share of its Common Stock after the split of the Units described above.

Preferred Stock–The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s Board of Directors.

7. RELATED PARTY

Management of the Company are also employees of Lazard, and accordingly have responsibilities at Lazard. They receive their compensation from Lazard.

*****